NATIONWIDE

VARIABLE

ACCOUNT-3

Annual Report

To

Contract Owners

December 31, 2020

NATIONWIDE LIFE INSURANCE COMPANY

HOME OFFICE: COLUMBUS, OHIO

Report of Independent Registered Public Accounting Firm

The Board of Directors of Nationwide Life Insurance Company and

Contract Owners of Nationwide Variable Account-3:

Opinion on the Financial Statements

We have audited the accompanying statement of assets, liabilities and contract owners’ equity of the sub-accounts listed in the Appendix that comprise the Nationwide Variable Account-3 (the Separate Account) as of the date listed in the Appendix, the related statements of operations for the year listed in the Appendix and changes in contract owners’ equity for the years listed in the Appendix, and the related notes including the financial highlights in Note 6 (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each sub-account as of the date listed in the Appendix, the results of its operations for the year listed in the Appendix and the changes in its contract owners’ equity for the years listed in the Appendix, and the financial highlights for each of the years indicated in Note 6, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2020, by correspondence with the transfer agent of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/    KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Nationwide Life Insurance Company separate account investment companies, however we are aware that we have served as the auditor of one or more Nationwide Life Insurance Company separate account investment companies since at least 1981.

Columbus, Ohio

April 2, 2021

Appendix

Statement of assets, liabilities and contract owners’ equity as of December 31, 2020, the related statement of operations for the year then ended, and statements of changes in contract owners’ equity for each of the years in the two-year period then ended.

INVESCO INVESTMENTS

Invesco - Invesco V.I. American Franchise Fund: Series I Shares (ACEG)

Invesco - Invesco V.I. Government Securities Fund: Series I Shares (IVGS1)

MORGAN STANLEY

Morgan Stanley Variable Insurance Fund, Inc. - U.S. Real Estate Portfolio: Class I (MSVRE)

NATIONWIDE FUNDS GROUP

Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class IV (SAM4)

2

NATIONWIDE VARIABLE ACCOUNT-3

STATEMENTS OF ASSETS, LIABILTIES AND CONTRACT OWNERS’ EQUITY

DECEMBER 31, 2020

Subaccount *,**	Shares	Cost	Investments, at fair value	Accounts Receivable	Total Assets	Accounts Payable	Contract Owners’ Equity	Accumulation Units	Contracts in Payout	Contract Owners’ Equity
ACEG	11,655	$626,765	$1,038,437	$-	$1,038,437	$669	$1,037,768	$1,006,726	$31,042	$1,037,768
IVGS1	42,842	504,606	515,822	-	515,822	535	515,287	505,261	10,026	515,287
MSVRE	4,081	76,170	69,902	-	69,902	20	69,882	69,882	-	69,882
SAM4	572,054	572,054	572,054	18	572,072	-	572,072	571,333	739	572,072

Total (unaudited)			$2,196,215	$18	$2,196,233	$1,224	$2,195,009	$2,153,202	$41,807	$2,195,009

*	Represents abbreviation of investment name. For full investment name and related abbreviation, see note 1(b).
**

For all subaccounts not included herein but listed as an investment option in note 1(b), Total Assets and Contract Owners’ Equity at the end of the period are $0. See note 1(b) for all investments available for which no contract owners were invested at December 31, 2020, if applicable.

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT-3

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2020

Investment Activity:	Total (unaudited)	ACEG	IVGS1	MSVRE	SAM4
Reinvested dividends	$16,452	614	12,451	1,846	1,541
Mortality and expense risk charges (note 2)	(27,195)	(11,504)	(6,709)	(998)	(7,984)

Net investment income (loss)	(10,743)	(10,890)	5,742	848	(6,443)

Realized gain (loss) on investments	85,941	82,192	445	3,304	-
Change in unrealized gain (loss) on investments	158,603	170,900	18,142	(30,439)	-

Net gain (loss) on investments	244,544	253,092	18,587	(27,135)	-

Reinvested capital gains	65,935	64,103	-	1,832	-

Net increase (decrease) in contract owners’ equity resulting from operations	$299,736	306,305	24,329	(24,455)	(6,443)

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT-3

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2020 AND DECEMBER 31, 2019

	Total (unaudited)		ACEG		IVGS1		MSVRE
	2020	2019	2020	2019	2020	2019	2020	2019
Investment activity:
Net investment income (loss)	$(10,743)	(775)	(10,890)	(10,353)	5,742	5,954	848	552
Realized gain (loss) on investments	85,941	50,724	82,192	49,603	445	(523)	3,304	1,644
Change in unrealized gain (loss) on investments	158,603	110,014	170,900	82,860	18,142	17,359	(30,439)	9,795
Reinvested capital gains	65,935	113,595	64,103	109,807	-	-	1,832	3,788

Net increase (decrease) in contract owners’ equity resulting from operations	299,736	273,558	306,305	231,917	24,329	22,790	(24,455)	15,779

Equity transactions:
Purchase payments received from contract owners (note 4)	300	175	10	10	25	76	15	15
Transfers between funds	-	-	-	-	-	-	-	12,437
Redemptions (notes 2, 3, and 4)	(209,404)	(164,729)	(122,678)	(74,523)	(8,176)	(19,747)	(22,033)	(2,653)
Adjustments to maintain reserves	(149)	103	9	(88)	(110)	125	32	(16)

Net equity transactions	(209,253)	(164,451)	(122,659)	(74,601)	(8,261)	(19,546)	(21,986)	9,783

Net change in contract owners’ equity	90,483	109,107	183,646	157,316	16,068	3,244	(46,441)	25,562
Contract owners’ equity at beginning of period	2,104,526	1,995,419	854,122	696,806	499,219	495,975	116,323	90,761

Contract owners’ equity at end of period	$2,195,009	2,104,526	1,037,768	854,122	515,287	499,219	69,882	116,323

CHANGE IN UNITS:
Beginning units	126,908	138,299	11,246	12,314	44,461	46,072	1,392	1,275
Units purchased	6	156	-	-	2	2	-	150
Units redeemed	(8,543)	(11,547)	(1,464)	(1,068)	(470)	(1,613)	(373)	(33)

Ending units	118,371	126,908	9,782	11,246	43,993	44,461	1,019	1,392

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT-3

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2020 AND DECEMBER 31, 2019

	SAM4
	2020	2019
Investment activity:
Net investment income (loss)	$(6,443)	3,072
Realized gain (loss) on investments	-	-
Change in unrealized gain (loss) on investments	-	-
Reinvested capital gains	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	(6,443)	3,072

Equity transactions:
Purchase payments received from contract owners (note 4)	250	74
Transfers between funds	-	(12,437)
Redemptions (notes 2, 3, and 4)	(56,517)	(67,806)
Adjustments to maintain reserves	(80)	82

Net equity transactions	(56,347)	(80,087)

Net change in contract owners’ equity	(62,790)	(77,015)
Contract owners’ equity at beginning of period	634,862	711,877

Contract owners’ equity at end of period	$572,072	634,862

CHANGE IN UNITS:
Beginning units	69,809	78,638
Units purchased	4	4
Units redeemed	(6,236)	(8,833)

Ending units	63,577	69,809

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT-3 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2020

(1) Background and Summary of Significant Accounting Policies

(a) Organization and Nature of Operations

The Nationwide Variable Account-3 (the Separate Account) was established pursuant to a resolution of the Board of Directors of Nationwide Life Insurance Company (the Company) on October 7, 1987. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. The Separate Account is an Investment Company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946, Financial Services – Investment Companies. The Company offers tax qualified and non-tax qualified Individual Deferred Variable Annuity Contracts through the Separate Account.

(b) The Contracts

The Separate Account offers variable annuity insurance benefits intended to serve the long-term saving needs of investors. The primary distribution for the contracts is through the brokerage community; however, other distributors are utilized. Contract features are described in the applicable prospectus.

With certain exceptions, contract owners in either the accumulation or payout phase may invest in any of the following:

INVESCO INVESTMENTS

Invesco - Invesco V.I. American Franchise Fund: Series I Shares (ACEG)

Invesco - Invesco V.I. Government Securities Fund: Series I Shares (IVGS1)

MORGAN STANLEY

Morgan Stanley Variable Insurance Fund, Inc. - U.S. Real Estate Portfolio: Class I (MSVRE)

NATIONWIDE FUNDS GROUP

Nationwide Variable Insurance Trust - NVIT Real Estate Fund: Class I (NVRE1)*

Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class IV (SAM4)

*	At December 31, 2020, contract owners were not invested in this fund.

The contract owners’ equity is affected by the investment results of each fund, equity transactions by contract owners and certain contract expenses (see note 2). The accompanying financial statements include only contract owners’ purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar benefits, the latter being included in the accounts of the Company.

A contract owner may choose from among a number of different underlying mutual fund options. The underlying mutual fund options are not available to the general public directly. The underlying mutual funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.

A purchase payment could be presented as a negative equity transaction in the Statements of Changes in Contract Owners’ Equity if a prior period purchase payment is refunded to a contract owner due to a contract cancellation during the free look period, and/or if a gain is realized by the contract owner during the free look period.

The Company allocates purchase payments to subaccounts and/or the fixed account as instructed by the contract owner. Shares of the subaccounts are purchased at Net Asset Value, then converted into accumulation units. Certain transactions may be subject to conditions imposed by the underlying mutual funds, as well as those set forth in the contract.

There were no subaccounts with inception or liquidation dates for each of the years in the two-year period ended December 31, 2020.

There were no subaccount mergers for the one-year period ending December 31, 2020.

There were no subaccount name changes for the one-year period ended December 31, 2020.

(c) Security Valuation, Transactions and Related Investment Income

Investments in underlying mutual funds are valued at the closing Net Asset Value per share at December 31, 2020 of such funds. The cost of investments sold is determined on a first in – first out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividends and capital gain distributions are accrued as of the ex-dividend date and are reinvested in the underlying mutual funds.

(d) Federal Income Taxes

Operations of the Separate Account form a part of, and are taxed with, operations of the Company which is taxed as a life insurance company under the Internal Revenue Code. The Company does not provide for income taxes within the Separate Account. Taxes are generally the responsibility of the contract owner upon termination or withdrawal.

NATIONWIDE VARIABLE ACCOUNT-3 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2020

(e) Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) Calculation of Annuity Reserves

At each financial reporting date, the Separate Account financial statements include an aggregate amount of net assets allocated to future contract benefits for the contracts in the payout (annuitization) period. The payout (annuitization) period begins when amounts accumulated under the contract (the contract value) are applied according to the payment method selected by the contract owner.

Annuity reserves are computed for contracts in the variable payout stage according to industry standard mortality tables. The assumed investment return is 3.5% unless the annuitant elects otherwise, in which case the rate may vary from 3.5% to 6%, as regulated by the laws of the respective states. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of annuitants than expected. Conversely, if reserves exceed amounts required, transfers may be made to the Company.

(g) COVID-19

Equity and financial markets have experienced significant volatility and interest rates have experienced significant declines primarily driven by the COVID-19 pandemic. These conditions have and may continue to impact the Company’s operations and financial condition. The extent to which the COVID-19 pandemic may impact the Company’s operations and financial condition will depend on future developments which are evolving and uncertain.

(h) Subsequent Events

The company evaluated subsequent events through the date the financial statements were available to be issued with the Securities and Exchange Commission, and no subsequent events have occurred requiring accrual or disclosures.

(2) Expenses

The Separate Account assesses charges associated with the contract. These charges are either assessed as a direct reduction in unit values or through a redemption of units from the subaccounts contained within the Separate Account. The assessment of charges varies based on the contract and any additional riders or benefits elected. The additional riders or benefits and related charges specific to each contract are described in detail in the applicable prospectus. Maximum variable account charges for contracts offered through the Separate Account are 1.30%.

Contract Charges
Recurring Variable Account Charges - assessed through a reduction in unit values	Equal, on an annualized basis, to 1.30% of the daily value of the allocations to the underlying fund options
Contract Maintenance Charge - assessed through a redemption of units	Up to $35 annually
Contingent Deferred Sales Charge - assessed on the amount of purchase payment surrendered	0.00% - 7.00%
Maximum Contingent Deferred Sales Charge Period	7 years

(3) Annuity Benefits

Annuity benefit proceeds result in a redemption of the policy value from the Separate Account and payment of those proceeds, less any outstanding policy loans (and policy charges), to the legal beneficiary. For last survivor flexible premium policies, the proceeds are payable on the death of the last surviving insured. In the event that the guaranteed death benefit exceeds the policy value on the date of death, the excess is paid by the Company’s general account.

(4) Related Party Transactions

The Company performs various services on behalf of the mutual fund companies in which the Separate Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, postage, fund transfer agency and various other record keeping and customer service functions. These fees are paid to an affiliate of the Company.

Contract owners may, with certain restrictions, transfer their assets between the Separate Account and a fixed dollar contract (fixed account) maintained in the accounts of the Company. The fixed account assets are not reflected in the accompanying financial statements. In addition, the Separate Account portion of contract owner loans is transferred to the accounts of the Company for administration and collection. Loan repayments are transferred to the Separate Account at the direction of the contract owner. For the years ended December 31, 2020 and 2019, total transfers to the Separate Account from the fixed account were $0 and $0, respectively, and total transfers from the Separate Account to the fixed account were $0 and $0, respectively. Transfers from the Separate Account to the fixed account are included in redemptions, and transfers to the Separate Account from the fixed account are included in purchase payments received from contract owners, as applicable, on the accompanying Statements of Changes in Contract Owners’ Equity.

NATIONWIDE VARIABLE ACCOUNT-3 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2020

(5) Fair Value Measurement

FASB ASC 820, Fair Value Measurements and Disclosures, defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs.

In accordance with FASB ASC 820, the Separate Account categorized its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Separate Account categorizes financial assets recorded at fair value as follows:

•

Level 1 – Unadjusted quoted prices accessible in active markets and mutual funds where the value per share (unit) is determined and published and is the basis for current transactions for identical assets or liabilities at the measurement date.

•

Level 2 – Unadjusted quoted prices for similar assets or liabilities in active markets or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means.

•

Level 3 – Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs.

The following table summarizes assets measured at fair value on a recurring basis as of December 31, 2020:

	Level 1	Level 2	Level 3	Total
Separate Account Investments	$2,196,215	$-	$-	$2,196,215

NATIONWIDE VARIABLE ACCOUNT-3 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2020

The cost of purchases and proceeds from sales of Investments for the year ended December 31, 2020 are as follows:

Subaccount Abbreviation*	Purchases of Investments	Sales of Investments
ACEG	$64,718	$133,540
IVGS1	12,451	14,289
MSVRE	3,678	23,016
SAM4	1,690	64,399

	$82,537	$235,244

(6) Financial Highlights

The Company offers several variable annuity products through the Separate Account that have unique combinations of features and fees that are assessed to the contract owner. Differences in fee structures result in a variety of contract expense rates, unit fair values and total returns. The following tabular presentation is a summary of units, unit fair values, contract owners’ equity outstanding and contract expense rates for variable annuity contracts as of December 31, 2020, and the investment income ratio and total return for each of the periods in the five-year period ended December 31, 2020. The information is presented as a range of minimum to maximum values based upon product grouping. The range is determined by identifying the lowest and the highest contract expense rate for contracts with units outstanding as of the balance sheet date. The unit fair values and total returns related to these identified contract expense rates are also disclosed as a range below. Accordingly, some individual contract amounts may not be within the ranges presented. Total return and investment income ratio for periods with no ending Contract Owners’ Equity were considered to be irrelevant, and therefore are not presented. Contract Owners’ Equity presented below may not agree to the Contract Owners’ Equity presented in the Statements of Changes due to reserves for annuity contracts in payout.

	Contract Expense Rate*	Units	Unit Fair Value			Contact Owners’ Equity	Investment Income Ratio**	Total Return***
Invesco - Invesco V.I. American Franchise Fund: Series I Shares (ACEG)
2020	1.30%	9,782	$102.92	to	$102.92	$1,006,726	0.07%	40.50%
2019	1.30%	11,246	73.25	to	73.25	823,741	0.00%	34.98%
2018	1.30%	12,314	54.27	to	54.27	668,287	0.00%	-4.88%
2017	1.30%	18,101	57.05	to	57.05	1,032,711	0.08%	25.69%
2016	1.30%	20,363	45.39	to	45.39	924,254	0.00%	0.94%
Invesco - Invesco V.I. Government Securities Fund: Series I Shares (IVGS1)
2020	1.30%	43,993	11.48	to	11.48	505,261	2.43%	4.89%
2019	1.30%	44,461	10.95	to	10.95	486,812	2.49%	4.69%
2018	1.30%	46,072	10.46	to	10.46	481,844	1.82%	-0.76%
2017	1.30%	68,140	10.54	to	10.54	718,053	2.07%	0.63%
2016	1.30%	73,355	10.47	to	10.47	768,123	1.97%	-0.08%
Morgan Stanley Variable Insurance Fund, Inc. - U.S. Real Estate Portfolio: Class I (MSVRE)
2020	1.30%	1,019	68.58	to	68.58	69,882	2.41%	-17.93%
2019	1.30%	1,392	83.57	to	83.57	116,323	1.83%	17.39%
2018	1.30%	1,275	71.18	to	71.18	90,761	2.73%	-8.92%
2017	1.30%	1,310	78.16	to	78.16	102,308	1.45%	1.77%
2016	1.30%	1,510	76.80	to	76.80	116,039	1.27%	5.43%
Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class IV (SAM4)
2020	1.30%	63,577	8.99	to	8.99	571,333	0.25%	-1.06%
2019	1.30%	69,809	9.08	to	9.08	634,046	1.77%	0.46%
2018	1.30%	78,638	9.04	to	9.04	710,989	1.38%	0.07%
2017	1.30%	80,249	9.04	to	9.04	725,080	0.41%	-0.88%
2016	1.30%	88,933	9.12	to	9.12	810,690	0.01%	-1.29%

*

This represents the range of annual contract expense rates of the variable account at the period end indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying mutual funds and charges made directly to contract owner accounts through the redemption of units.

**

This represents the ratio of dividends for the period indicated, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by monthly average net assets (excluding months where net assets are zero). The investment income ratio for subaccounts initially funded during the period presented has not been annualized. The ratios exclude those expenses that result in direct reductions to the contract owner accounts through reductions in unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

***

This represents the range of minimum and maximum total returns for the period indicated, including changes in the value of the underlying mutual fund, which reflects the reduction of unit values for expenses assessed. The total returns do not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return is not annualized if the underlying mutual fund option was initially added and funded during the period presented. Minimum and maximum ranges are not shown for underlying mutual fund options for which a single contract expense rate (product option) exists. In such cases, the total return presented is representative of all units issued and outstanding at period end.